KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Annuity Separate Account
Kansas City Life Variable Life Separate Account

Supplement dated April 10, 2009 to the Prospectuses dated May 1, 2008 for the

Century II Variable Annuity Contract
Century II Affinity Variable Annuity Contract
Century II Freedom Variable Annuity Contract
Century II Variable Universal Life Insurance Contract
Century II Alliance Variable Universal Life Insurance Contract
Century II Survivorship Variable Universal Life Insurance Contract
Century II Heritage Survivorship Variable Universal Life Insurance Contract

and to the Prospectus dated June 16, 2008 for the

Century II Accumulator Variable Universal Life Insurance Contract

The Contracts listed above issued by Kansas City Life Insurance Company (“we,” “us,” or “Kansas City Life”) have investment options that invest in certain series of the J.P. Morgan Series Trust II (the “Trust”).  Kansas City Life has been informed that at a special meeting of shareholders held on April 1, 2009, the shareholders of each of the series of the Trust approved the merger of each of the Trust’s series into the Acquiring Portfolios of JPMorgan Insurance Trust as listed in the following chart:

ACQUIRED PORTFOLIOS		ACQUIRING PORTFOLIOS
JPMorgan Mid Cap Value Portfolio	merges with and into	JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio (to be renamed JPMorgan Insurance Trust Mid Cap Value Portfolio immediately following the merger)
JPMorgan Small Company Portfolio	merges with and into	JPMorgan Insurance Trust Small Cap Equity Portfolio (to be renamed JPMorgan Insurance Trust Small Cap Core Portfolio immediately following the merger)
JPMorgan U.S. Large Cap Core Equity Portfolio	merges with and into	JPMorgan Insurance Trust Diversified Equity Portfolio (to be renamed JPMorgan Insurance Trust U.S. Equity Portfolio immediately following the merger)

Now that the mergers have been approved by shareholders, each merger is expected to close and become effective on or about April 24, 2009 (“Merger Date”).  On and after the effective the date of the Merger, the Acquired Portfolios are no longer available as investment options in the Contracts listed above.  As of the Merger Date, we will transfer any values you have in a Subaccount that invests in an Acquired Portfolio to a Subaccount that invests in the corresponding Acquiring Portfolio.  If you do not want to be invested in a Subaccount that invests in an Acquiring Portfolio, you should transfer to another Subaccount and adjust any automatic transactions that you may have established accordingly.  To assist you, we will waive any applicable transfer processing fee for transfer(s) made from any of the Subaccounts that invest in an Acquired Portfolio or Acquiring Portfolio between the date of this supplement and May 15, 2009.  Such transfer(s) will not count against the number of free transfers allowed each Contract Year.

If you have any questions, please contact your registered representative or us.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.